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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) November 12, 2003.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864


            Delaware                                          36-3329400
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(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                          Identification No.)

125 South Franklin Street, Chicago, Illinois                  60606-4678
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code         (312) 606-4000
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ITEM 5.  OTHER EVENTS

              USG Corporation (NYSE: USG) is making available through its website (www.usg.com), beginning on November 12, 2003, its corporate code of business conduct as adopted by its Board of Directors, in response to the newly approved New York Stock Exchange Corporate Governance Rules and the Sarbanes-Oxley Act of 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        USG CORPORATION
                                        Registrant


Date: November 12, 2003             By: /s/ Stanley L. Ferguson
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                                        Stanley L. Ferguson, Senior Vice
                                        President and General Counsel